LEFT BRAIN COMPOUND GROWTH FUND

A Series of Ultimus Managers Trust

Supplement dated May 25, 2022 to the Prospectus, Summary Prospectus and

Statement of Additional Information, each dated April 27, 2021, as supplemented on June 22, 2021

Effective immediately, Left Brain Compound Growth Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective June 24, 2022. Shares of the Fund are no longer available for purchase and, at the close of business on June 24, 2022, all outstanding shares of the Fund will be redeemed at net asset value (the “Transaction”).

The Board of Trustees of the Trust (the “Board”), in consultation with the Fund’s investment adviser, Left Brain Wealth Management (the “Adviser”), determined and approved by Written Consent of the Board on May 24, 2022 (the “Written Consent”) to discontinue the Fund’s operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Transaction, the Adviser will continue to waive investment advisory fees and reimburse expenses of the Fund, if necessary, in order to maintain the Fund at its current expense limit, as specified in the Prospectus.

Through the Written Consent, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than June 24, 2022; and (ii) all outstanding shareholder accounts on June 24, 2022 be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, the Fund’s portfolio holdings will be reduced to cash or cash equivalent securities. Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objectives.

Shareholders may continue to freely redeem their shares on each business day prior to the Transaction.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds in another IRA or qualified retirement account; otherwise the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund, please call 1-833-498-2238.

Investors Should Retain this Supplement for Future Reference